SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                January 24, 1995


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                             (415) 894-7700

  Item 5.   Other Events.
            ------------

            On January 24, 1995, the Registrant issued a Press Release announcing the earnings results for the fourth quarter and twelve months ended December 31, 1994, a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  99.1  Press Release of Chevron Corporation dated January
                        24, 1995, entitled "Chevron's Fourth Quarter Earnings Up 79 Percent - 1994 Net Income Increases 26 Percent."

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: January 24, 1995

                                                   CHEVRON CORPORATION


                                               By      /s/ M.J. McAULEY
                                                   -------------------------
                                                    M.J. McAuley, Secretary